UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-10467

                        CAUSEWAY CAPITAL MANAGEMENT TRUST
               (Exact name of registrant as specified in charter)

                                    --------

                    11111 Santa Monica Boulevard, Suite 1500
                              Los Angeles, CA 90025
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-866-947-7000

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2009

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

(CAUSEWAY FUNDS LOGO)

                                 ANNUAL REPORT

                                    CAUSEWAY
                                    EMERGING
                                  MARKETS FUND

                               SEPTEMBER 30, 2009


TABLE OF CONTENTS

Letter to Shareholders                                                         2
Schedule of Investments                                                        7
Sector Diversification                                                        13
Statement of Assets and Liabilities                                           14
Statement of Operations                                                       15
Statement of Changes in Net Assets                                            16
Financial Highlights                                                          18
Notes to Financial Statements                                                 20
Report of Independent Registered Public Accounting Firm                       28
Notice to Shareholders                                                        29
Trustees and Officers Information                                             30
Disclosure of Fund Expenses                                                   33
Statement Regarding Basis for Approval of Investment Advisory Agreement       35

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2009, the Causeway Emerging Markets Fund Institutional Class returned 18.25% and the Investor Class returned 18.15% compared to the MSCI Emerging Markets Index ("EM Index") return of 19.44%. Since the Fund's inception on March 30, 2007, its average annual total returns are -0.55% for the Institutional Class and -0.57% for the Investor Class compared to the EM Index average annual total return of 2.34% for the same period. At fiscal year-end, the Fund had net assets of $33.8 million.

PERFORMANCE REVIEW

In our investment process, we select securities using a combination of bottom-up and top-down quantitative factors. The portfolio's exposure to our bottom-up factors contributed positively to relative performance over the course of the year. This was mainly attributed to the strong performance of our valuation factors. Our momentum and earnings growth factors, on the other hand, had negative relative performance. Our top-down factors, which have a smaller weight in the model, also added to relative performance. Our top-down macroeconomic and sector factors contributed positively, but the country model detracted from relative performance.

Fund holdings in the real estate, materials, and technology hardware and equipment industry groups added to performance relative to the performance of those industry groups in the EM Index, while holdings in the capital goods, food, beverage, and tobacco, and semiconductors and semi equipment industry groups detracted from relative performance gains during the period. At the stock level, some of the notable contributors to return this fiscal year were coal mining company Bumi Resources (Indonesia), copper and silver mining company KGHM Polska Miedz (Poland), metals and mining company Mechel (Russia), chemical manufacturing company LG Chemical (Korea), and real estate development company Shenzhen Investment (China). The notable underperformers compared to the EM Index included steel manufacturing company G Steel (Thailand), Bank Leumi Le-Israel, telecommunications company Vimpel-Communications (Russia), shipping company STX Pan Ocean (Korea), and diversified holding company Alfa (Mexico).

Most emerging market currencies which float freely (including the Brazilian Real, Korean Won, and South African Rand) had mixed performance relative to the US Dollar in the twelve months ended September 30, 2009. And with that performance came significant volatility. In the first six months, there was a flight to quality on the part of investors in response to the ongoing global credit crisis and they bought the dollar and US Treasury Bills and sold riskier emerging market currencies and debt. During the latter six months, on the other hand, the appetite for risk increased and emerging market currencies appreciated.


                       2  CAUSEWAY EMERGING MARKETS FUND

SIGNIFICANT PORTFOLIO CHANGES

As a result of our quantitative security selection model that includes both bottom-up as well as top-down inputs, the Fund's active exposure to several industries and countries changed during the fiscal year. The active weightings in the automobiles and components, diversified financials, and pharmaceuticals and biotechnology industry groups increased, while active weightings in the materials, technology hardware & equipment, and food and staples retailing industry groups decreased. The largest changes in the Fund's active country weightings (that is, compared to the country weightings in the EM Index) during the fiscal year included China (+2.48%), Mexico (+1.39%), Malaysia (+1.34%), South Africa (-2.71%), Thailand (-1.62) and Russia (-1.17%).

Significant purchases this year included oil and natural gas exploration and production company, China Petroleum and Chemical Corporation, pharmaceutical manufacturing company, Teva Pharmaceutical Industries (Israel), electric utility, Centrais Eletricas Brasileiras (Brazil), cigarette manufacturing and distributing company, Souza Cruz (Brazil), Bank of China and Taiwan Semiconductor Manufacturing. Largest sales during the period included coal mining company, Bumi Resources (Indonesia), retail holding company, Shoprite Holdings (South Africa), Bank Leumi Le-Israel, Industrial Bank of Korea, chemical manufacturing company, LG Chemical (Korea), and oil refining company, Reliance Industries (India).

INVESTMENT OUTLOOK

Global growth in the fourth quarter of 2008 and the first quarter of 2009 was decidedly negative, with some economies posting near double digit year-over-year contractions. By the second quarter and into the third quarter, however, these declines mitigated noticeably, with most economies showing positive growth. The coordinated actions of governments around the world succeeded in averting a global financial crisis. Over the course of the year, spreads in interbank lending, commercial paper, and mortgage markets narrowed from unprecedented highs to normal ranges.

On the inflation front, increases in generalized price levels remain subdued. Most economies are witnessing multi-year lows in inflation. Some economies, such as China and Taiwan, are even experiencing the opposite problem of deflation. Going forward, however, there are some signs that inflation may pick up. First, growth throughout the world has accelerated, and if monetary and fiscal policy continue to be accommodative, these factors could lead to inflation. Second, we have already seen a steady rise in commodity prices for most of 2009. This phenomenon could lead to a more generalized increase in prices.


                        CAUSEWAY EMERGING MARKETS FUND 3

Fiscal and monetary stimulus continued to be accommodative across the emerging markets over the course of the fiscal year. Among the policy actions we have seen are governments injecting significant liquidity into the financial system, cutting interest rates, purchasing troubled bank assets, providing emergency loans to and, in some cases, nationalizing or taking significant stakes in ailing financial institutions, engaging in fiscal spending, cutting taxes, and providing subsidies to consumers. All of these actions have significantly positively impacted the global real economy and financial system. In fact, the next policy actions by most authorities will probably be to tighten credit, especially if inflationary pressures become apparent, although we do not anticipate this happening for at least a couple of quarters.

The investment outlook for emerging markets still looks positive, although not as attractive as earlier in the year because of the considerable outperformance already experienced. Certainly from a relative valuation perspective versus developed equity markets, emerging markets do not look that compelling, but the asset class is still significantly cheaper than it was during the extremes reached in 2007. From the standpoint of growth, on the other hand, emerging markets continue to look attractive. From a bottom-up perspective, sell-side estimates for emerging market companies have experienced positive upgrades and from a top-down perspective, gross domestic product growth rates for emerging countries are increasing. Also, steep yield curves in most economies are a positive indicator for the asset class. Short-term interest rates are low so money is cheap, which is good for high risk, high reward assets. And long rates are noticeably higher, indicating that markets expect growth to improve going forward, which is also good for emerging markets. We also pay close attention to measures of risk aversion, which include the S&P 500 Volatility Index (VIX), the EMBI spread (emerging market bond yield - US treasury yield), and the high yield spread. These indicators are not as bullish for the emerging markets as we observed in 2008.

Our investment process combines value, growth, and momentum factors, while monitoring the portfolio's exposure to quality factors. Companies with value characteristics tend to do well in the initial stages of a bull market as investors seek out those stocks which have the greatest financial leverage, earnings uncertainty, and volatility. In a bear market, these stocks underperform, trade at a discount to their higher quality peers, and become value stocks, which are then poised to outperform during the subsequent bull market. We are now at the point where much of the outperformance has already occurred (relative to history) and while we think that value will continue to generate positive returns, we think the magnitude will be less than what we have seen over the last few months. We also expect momentum and growth factors to perform better than they have over the last few months, as these factors typically do not perform well at turning points in the cycle. Lastly, we also believe that quality factors such as financial leverage, earnings uncertainty, and volatility will add positively to relative performance in the months ahead.


                        4 CAUSEWAY EMERGING MARKETS FUND

We thank you for your continued confidence in Causeway Emerging Markets Fund, and look forward to serving you in the future.


/s/ Arjun Jayaraman                     /s/ MacDuff Kuhnert

Arjun Jayaraman                         MacDuff Kuhnert
Portfolio Manager                       Portfolio Manager

October 14, 2009

THE ABOVE COMMENTARY EXPRESSES THE ADVISER'S VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE. THESE VIEWS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.


                        CAUSEWAY EMERGING MARKETS FUND 5

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN CAUSEWAY EMERGING MARKETS FUND, INSTITUTIONAL CLASS SHARES AND INVESTOR CLASS SHARES VERSUS THE MSCI EMERGING MARKETS INDEX

                               (PERFORMANCE GRAPH)


                  Causeway
                  Emerging         Causeway         MSCI
                  Markets Fund,    Emerging         Emerging
                  Institutional    Markets Fund,    Markets Index
                  Class            Investor         (Gross)
                  -------------    -------------    -------------
3/29/2007         $10,000          $10,000          $10,000
9/30/2007         $13,260          $13,290          $13,243
9/30/2008          $8,341           $8,344           $8,872
9/30/2009          $9,863           $9,859          $10,597


                            Annualized
                 One Year    Inception
                  Return      To Date
                 --------   ----------
Institutional
Class             18.25%      -0.55%
Investor Class    18.15%      -0.57%
MSCI Emerging
Markets Index     19.44%       2.34%

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. The inception date of Causeway Emerging Markets Fund was March 30, 2007.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-866-947-7000 OR VISIT www.causewayfunds.com. INVESTMENT PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. INVESTOR CLASS SHARES PAY A SHAREHOLDER SERVICE FEE OF UP TO 0.25% PER ANNUM OF AVERAGE DAILY NET ASSETS. INSTITUTIONAL CLASS SHARES PAY NO SHAREHOLDER SERVICE FEE. IF YOUR ACCOUNT INCURRED A REDEMPTION FEE, YOUR PERFORMANCE WILL BE LOWER THAN THE PERFORMANCE SHOWN HERE. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.

THE MSCI EMERGING MARKETS INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE EQUITY MARKET PERFORMANCE IN THE GLOBAL EMERGING MARKETS. THE INDEX DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THERE ARE SPECIAL RISKS IN FOREIGN INVESTING (PLEASE SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS).


                        6 CAUSEWAY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (000)*
SEPTEMBER 30, 2009

                                                         NUMBER OF
CAUSEWAY EMERGING MARKETS FUND                             SHARES     VALUE
------------------------------                           ---------   ------
COMMON STOCK
BRAZIL -- 13.2%
   Banco Bradesco SA ADR                                    22,800   $  453
   Brasil Telecom SA ADR                                     5,400      142
   Centrais Eletricas Brasileiras SA                        31,600      492
   Cia de Saneamento Basico do Estado de Sao Paulo ADR      12,600      478
   Itau Unibanco Banco Multiplo SA ADR                       8,085      163
   Petroleo Brasileiro SA ADR                               31,700    1,337
   Souza Cruz SA                                            15,100      537
   Tele Norte Leste Participacoes SA ADR                    10,200      192
   Vale SA ADR, Class B                                     28,500      659
                                                                     ------
                                                                      4,453
                                                                     ------
CHINA -- 18.8%
   Agile Property Holdings Ltd.                            160,000      187
   American Oriental Bioengineering Inc.(1)                 28,000      136
   Bank of China Ltd.                                    1,604,000      842
   Beijing Enterprises Holdings Ltd.                        36,500      193
   Chaoda Modern Agriculture                               233,398      141
   China Agri-Industries Holdings Ltd.                     257,000      239
   China Construction Bank Corp., Class H                  982,000      781
   China Life Insurance Co. Ltd. ADR                         1,100       72
   China Mobile Ltd. ADR                                     9,000      442
   China Petroleum & Chemical Corp. ADR                      8,000      681
   CNOOC Ltd. ADR                                            2,800      379
   Dongfeng Motor Group Co. Ltd., Class H                  382,000      404
   FerroChina Ltd.(1, 2)                                   258,000       --
   Industrial & Commercial Bank of China                   369,000      277
   PetroChina Co. Ltd. ADR                                   2,100      239
   Renhe Commercial Holdings Co. Ltd.                    1,048,000      211
   Shanda Interactive Entertainment Ltd. ADR(1)              3,600      184
   Shenzhen Investment Ltd.                                558,000      215
   Sohu.com Inc.(1)                                          1,800      124

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        CAUSEWAY EMERGING MARKETS FUND 7

SEPTEMBER 30, 2009

                                                         NUMBER OF
CAUSEWAY EMERGING MARKETS FUND                             SHARES     VALUE
------------------------------                           ---------   ------
CHINA -- (CONTINUED)
   Tencent Holdings Ltd.                                   13,100    $  213
   Want Want China Holdings Ltd.                          185,000       109
   Yanzhou Coal Mining Co. Ltd. ADR                        19,900       287
                                                                     ------
                                                                      6,356
                                                                     ------
HUNGARY -- 0.9%
   OTP Bank Nyrt                                           10,195       294
                                                                     ------
INDIA -- 7.7%
   Bank of India                                           46,891       406
   Hindalco Industries Ltd.                               115,741       312
   ICICI Bank Ltd. ADR                                      3,700       143
   IDBI Bank Ltd.                                         152,283       405
   Infosys Technologies Ltd. ADR                            1,700        82
   Oil & Natural Gas Corp. Ltd.                            25,554       625
   Sesa GOA Ltd.(1)                                        50,660       280
   Tata Consultancy Services Ltd.                           9,315       121
   Tata Steel Ltd.                                         21,214       225
                                                                     ------
                                                                      2,599
                                                                     ------
INDONESIA -- 2.4%
   Astra International                                     52,500       181
   Bank Mandiri Persero                                   700,000       339
   United Tractors Tbk PT GDR                             189,500       305
                                                                     ------
                                                                        825
                                                                     ------
ISRAEL -- 3.9%
   Bezeq Israeli Telecommunication Corp. Ltd.             103,850       224
   Cellcom Israel Ltd. ADR                                  7,300       222
   Check Point Software Technologies(1)                    10,300       292
   Teva Pharmaceutical Industries Ltd. ADR                 11,424       578
                                                                     ------
                                                                      1,316
                                                                     ------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        8 CAUSEWAY EMERGING MARKETS FUND

SEPTEMBER 30, 2009

                                                         NUMBER OF
CAUSEWAY EMERGING MARKETS FUND                             SHARES     VALUE
------------------------------                           ---------   ------
MALAYSIA -- 1.9%
   Affin Holdings Bhd                                     214,700   $  121
   Sime Darby Bhd                                          80,700      198
   Telekom Malaysia Bhd                                   164,000      145
   Tenaga Nasional Bhd                                     73,600      174
                                                                    ------
                                                                       638
                                                                    ------
MEXICO -- 4.4%
   America Movil SAB de CV ADR, Class L                    13,700      600
   Cemex SAB de CV ADR(1)                                   9,252      119
   Grupo Financiero Banorte SAB de CV, Class O             64,200      215
   Grupo Mexico SAB de CV, Class B(1)                     289,394      534
                                                                    ------
                                                                     1,468
                                                                    ------
POLAND -- 2.0%
   KGHM Polska Miedz SA                                    16,978      515
   Polski Koncern Naftowy Orlen SA                         15,524      162
                                                                    ------
                                                                       677
                                                                    ------
RUSSIA -- 5.3%
   Evraz Group SA GDR                                       6,191      162
   LUKOIL ADR                                               8,575      467
   Mechel ADR                                               8,500      153
   Mobile Telesystems ADR                                   5,200      251
   OAO Gazprom                                             33,594      202
   OAO Gazprom ADR                                         13,115      306
   OAO NovaTek GDR                                          5,029      250
                                                                    ------
                                                                     1,791
                                                                    ------
SINGAPORE -- 0.4%
   Yangzijiang Shipbuilding Holdings Ltd.                 207,000      141
                                                                    ------
SOUTH AFRICA -- 4.9%
   ABSA Group Ltd.                                         11,894      191
   British American Tobacco PLC                             1,090       34

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                        CAUSEWAY EMERGING MARKETS FUND 9

SEPTEMBER 30, 2009

                                     NUMBER OF
CAUSEWAY EMERGING MARKETS FUND         SHARES     VALUE
------------------------------       ---------   ------
SOUTH AFRICA -- (CONTINUED)
   Metropolitan Holdings Ltd.          123,982   $  212
   MTN Group Ltd.                       25,586      418
   Reinet Investments SCA(1)             1,709        2
   Remgro Ltd.                          45,593      539
   Telkom SA Ltd.                       46,145      266
                                                 ------
                                                  1,662
                                                 ------
SOUTH KOREA -- 13.7%
   AtlasBX Co. Ltd.                      8,859      133
   Busan Bank                           12,024      134
   Daishin Securities Co. Ltd.          27,170      373
   Global & Yuasa Battery Co. Ltd.       4,950      100
   Honam Petrochemical Corp.             2,286      172
   Hyundai Heavy Industries              1,112      170
   Hyundai Mipo Dockyard                 1,905      201
   Korea Zinc Co. Ltd.                   1,741      259
   KT&G Corp.                            2,672      162
   LG Chemical Ltd.                      2,864      532
   LG Display Co. Ltd. ADR              21,500      308
   LG Telecom Ltd.                      52,771      381
   POSCO ADR                             1,100      114
   Samsung Electronics Co. Ltd.          1,252      867
   S-Oil Corp.                           4,914      260
   Sungwoo Hitech Co. Ltd.              22,742      205
   Woori Finance Holdings Co. Ltd.      12,560      170
   Youngone Corp.                        3,854       74
                                                 ------
                                                  4,615
                                                 ------
TAIWAN -- 12.8%
   Altek Corp.                         110,225      204
   Asia Optical Co. Inc.                99,070      177
   AU Optronics Corp. ADR               44,395      430

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       10 CAUSEWAY EMERGING MARKETS FUND

SEPTEMBER 30, 2009

                                                        NUMBER OF
CAUSEWAY EMERGING MARKETS FUND                            SHARES     VALUE
------------------------------                          ---------   -------
TAIWAN -- (CONTINUED)
   China Development Financial Holding Corp.(1)          473,925    $  126
   Chunghwa Telecom Co. Ltd. ADR                           8,088        146
   Compal Electronics Inc.                               486,959        568
   Gigabyte Technology Co. Ltd.                          313,000        265
   Hung Sheng Construction Co. Ltd.                      652,000        296
   Lite-On Technology Corp.                              211,472        278
   Micro-Star International Co. Ltd.                     169,598        111
   Phihong Technology Co. Ltd.                           207,000        144
   Quanta Computer Inc.                                  191,060        402
   Quanta Storage Inc.                                    60,660        126
   Taiwan Cooperative Bank                               206,000        127
   Taiwan Semiconductor Manufacturing Co. Ltd. ADR        43,702        479
   Tsann Kuen Enterprise Co. Ltd.                         33,000         34
   U-Ming Marine Transport Corp.                          73,000        123
   Universal Scientific Industrial Co. Ltd.              364,242        170
   Wistron Corp.                                          71,977        134
                                                                    -------
                                                                      4,340
                                                                    -------
THAILAND -- 1.1%
   Krung Thai Bank                                       427,500        116
   Thoresen Thai Agencies                                322,720        250
                                                                    -------
                                                                        366
                                                                    -------
TURKEY -- 1.3%
   Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS,
      Class D(1)                                         362,427        155
   Turk Hava Yollari                                     114,529        299
                                                                    -------
                                                                        454
                                                                    -------
TOTAL COMMON STOCK
   (COST $30,718) -- 94.7%                                           31,995
                                                                    -------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       CAUSEWAY EMERGING MARKETS FUND 11

SCHEDULE OF INVESTMENTS (000)* (CONCLUDED)
SEPTEMBER 30, 2009

                                                            NUMBER OF
CAUSEWAY EMERGING MARKETS FUND                                SHARES     VALUE
------------------------------                              ---------   -------
PREFERRED STOCK
BRAZIL -- 3.6%
   Centrais Eletricas Brasileiras SA                          10,500    $   147
   Cia Energetica de Minas Gerais                             10,225        155
   Eletropaulo Metropolitana Eletricidade de Sao Paulo SA     20,329        419
   Investimentos Itau SA                                      40,156        243
   Telemar Norte Leste SA                                      7,809        258
                                                                        -------
                                                                          1,222
                                                                        -------
SOUTH KOREA -- 1.2%
   Hyundai Motor Co.                                          11,760        408
                                                                        -------
TOTAL PREFERRED STOCK
   (COST $1,596) -- 4.8%                                                  1,630
                                                                        -------
TOTAL INVESTMENTS -- 99.5%
   (COST $32,314)                                                        33,625
                                                                        -------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%                               167
                                                                        -------
NET ASSETS -- 100.0%                                                    $33,792
                                                                        =======

*   Except for share data.

ADR American Depositary Receipt

GDR Global Depositary Receipt

(1)   Non-income producing security.

(2)   Security fair valued at zero due to company's insolvency.

Amounts designated as "--" are $0 or have been rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       12 CAUSEWAY EMERGING MARKETS FUND

SECTOR DIVERSIFICATION

AS OF SEPTEMBER 30, 2009, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

                                 COMMON   PREFERRED   % OF NET
CAUSEWAY EMERGING MARKETS FUND    STOCK     STOCK      ASSETS
------------------------------   ------   ---------   --------
Consumer Discretionary             4.5%      1.2%       5.7%
Consumer Staples                   4.0       0.0        4.0
Energy                            15.4       0.0       15.4
Financials                        21.9       0.7       22.6
Health Care                        1.7       0.0        1.7
Industrials                        6.0       0.0        6.0
Information Technology            15.3       0.0       15.3
Materials                         12.4       0.0       12.4
Telecommunication Services        10.1       0.8       10.9
Utilities                          3.4       2.1        5.5
                                  ----       ---      -----
TOTAL                             94.7%      4.8%      99.5%
                                  ====       ====     =====
EXCESS OF CASH AND RECEIVABLES
   OVER PAYABLES                                        0.5
                                                      -----
NET ASSETS                                            100.0%
                                                      =====

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       CAUSEWAY EMERGING MARKETS FUND 13

STATEMENT OF ASSETS AND LIABILITIES (000)*

                                                                            CAUSEWAY
                                                                            EMERGING
                                                                          MARKETS FUND
                                                                             9/30/09
                                                                          ------------
ASSETS:
   Investments at Value (Cost $32,314)                                      $ 33,625
   Receivable for Investment Securities Sold                                     349
   Foreign Currency (Cost $262)                                                  268
   Receivable for Dividends and Interest                                         194
   Receivable for Fund Shares Sold                                                16
   Prepaid Expenses                                                                6
                                                                            --------
      TOTAL ASSETS                                                            34,458
                                                                            --------
LIABILITIES:
   Due to Custodian                                                              265
   Payable for Investment Securities Purchased                                   254
   Accrued Foreign Capital Gains Tax on Appreciated Securities                    66
   Payable for Fund Shares Redeemed                                               14
   Payable for Shareholder Service Fees -- Investor Class                          5
   Payable due to Investment Adviser                                               4
   Payable due to Administrator                                                    2
   Payable for Trustees' Fees                                                      1
   Other Accrued Expenses                                                         55
                                                                            --------
      TOTAL LIABILITIES                                                          666
                                                                            --------
      NET ASSETS                                                            $ 33,792
                                                                            ========
NET ASSETS:
   Paid-in Capital (unlimited authorization -- no par value)                $ 45,584
   Undistributed Net Investment Income                                           512
   Accumulated Net Realized Loss on Investments                              (13,564)
   Accrued Foreign Capital Gains Tax on Appreciated Securities                   (66)
   Net Unrealized Appreciation on Investments                                  1,311
   Net Unrealized Appreciation on Foreign Currencies and Translation of
      Other Assets and Liabilities Denominated in Foreign Currencies              15
                                                                            --------
      NET ASSETS                                                            $ 33,792
                                                                            ========
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
      $29,754,158 / 3,252,405 SHARES) -- INSTITUTIONAL CLASS                $   9.15
                                                                            ========
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
      $4,037,500 / 438,527 SHARES) -- INVESTOR CLASS                        $   9.21
                                                                            ========

*    Except for Net Asset Value data.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       14 CAUSEWAY EMERGING MARKETS FUND

STATEMENT OF OPERATIONS (000)

                                                                                         CAUSEWAY
                                                                                         EMERGING
                                                                                       MARKETS FUND
                                                                                        10/01/08 to
                                                                                          9/30/09
                                                                                       ------------
INVESTMENT INCOME:
   Dividend Income (net of foreign taxes withheld of $103)                               $  1,001
                                                                                         --------
   TOTAL INVESTMENT INCOME                                                                  1,001
                                                                                         --------
EXPENSES:
   Investment Advisory Fees                                                                   261
   Administration Fees                                                                         15
   Shareholder Service Fees -- Investor Class                                                   3
   Transfer Agent Fees                                                                         52
   Custodian Fees                                                                              51
   Professional Fees                                                                           38
   Registration Fees                                                                           29
   Printing Fees                                                                               18
   Trustees' Fees                                                                               4
   Other Fees                                                                                  22
                                                                                         --------
   TOTAL EXPENSES                                                                             493
   Less:
   Waiver of Investment Advisory Fees                                                        (138)
                                                                                         --------
   NET EXPENSES                                                                               355
                                                                                         --------
   NET INVESTMENT INCOME                                                                      646
                                                                                         --------
   NET REALIZED AND UNREALIZED GAIN (L0SS) ON INVESTMENTS AND FOREIGN CURRENCY
      TRANSACTIONS:
   Net Realized Loss from Security Transactions                                           (12,212)
   Net Realized Loss from Foreign Currency Transactions                                      (120)
   Net Change in Unrealized Appreciation on Investments                                    16,839
   Net Change in Foreign Capital Gains Tax on Appreciated Securities                          (59)
   Net Change in Unrealized Appreciation on Foreign Currency and Translation of
      Other Assets and Liabilities Denominated in Foreign Currency                             21
                                                                                         --------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS        4,469
                                                                                         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $  5,115
                                                                                         ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       CAUSEWAY EMERGING MARKETS FUND 15

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                              CAUSEWAY EMERGING MARKETS FUND
                                                                              ------------------------------
                                                                                 10/01/08 to   10/01/07 to
                                                                                   9/30/09       9/30/08
                                                                                 -----------   -----------
OPERATIONS:
   Net Investment Income                                                          $    646      $    843
   Net Realized Loss from Security Transactions                                    (12,212)         (751)
   Net Realized Loss from Foreign Currency Transactions                               (120)          (39)
   Net Change in Unrealized Appreciation (Depreciation) on Investments              16,839       (19,316)
   Net Change in Foreign Capital Gains Tax on Appreciated Securities                   (59)           --
   Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency
      and Translation of Other Assets and Liabilities
      Denominated in Foreign Currency                                                   21            (7)
                                                                                  --------      --------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   5,115       (19,270)
                                                                                  --------      --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income Dividends:
      Institutional Class                                                             (544)         (348)
      Investor Class                                                                   (47)         (106)
                                                                                  --------      --------
   Total Net Investment Income Dividends                                              (591)         (454)
                                                                                  --------      --------
   Net Capital Gain Distributions:
      Institutional Class                                                               --          (663)
      Investor Class                                                                    --          (212)
                                                                                  --------      --------
   Total Net Capital Gain Distributions                                                 --          (875)
                                                                                  --------      --------
   TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                                  (591)       (1,329)
                                                                                  --------      --------
   NET INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
      CAPITAL SHARE TRANSACTIONS(1)                                                 (2,913)       25,865
   Redemption Fees(2)                                                                    5            17
                                                                                  --------      --------
   TOTAL INCREASE IN NET ASSETS                                                      1,616         5,283
                                                                                  --------      --------
NET ASSETS:
      BEGINNING OF YEAR                                                             32,176        26,893
                                                                                  --------      --------
      END OF YEAR                                                                 $ 33,792      $ 32,176
                                                                                  ========      ========
      UNDISTRIBUTED NET INVESTMENT INCOME                                         $    512      $    554
                                                                                  ========      ========

(1)  See Note 7 in the Notes to Financial Statements.

(2)  See Note 2 in the Notes to Financial Statements.

Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       16 CAUSEWAY EMERGING MARKETS FUND

                       This page intentionally left blank.

FINANCIAL HIGHLIGHTS
FOR THE YEAR OR PERIOD ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                      Net Realized
                                           and
             Net Asset                 Unrealized                                                  Total
               Value,                     Gain                     Dividends   Distributions     Dividends
             Beginning       Net        (Loss) on    Total from    from Net        from             and
             of Period   Investment    Investments   Operations   Investment      Capital      Distributions   Redemption
                ($)      Income ($)        ($)           ($)      Income ($)     Gains ($)          ($)         Fees ($)
             ---------   ----------   ------------   ----------   ----------   -------------   -------------   ----------
CAUSEWAY EMERGING MARKETS FUND+
INSTITUTIONAL CLASS
   2009         7.96        0.16          1.18          1.34        (0.15)            --           (0.15)          --
   2008        13.26        0.31         (5.00)        (4.69)       (0.21)         (0.40)          (0.61)          --
   2007(1)     10.00        0.08          3.18          3.26           --             --              --           --
INVESTOR CLASS
   2009         7.97        0.17          1.19          1.36        (0.12)            --           (0.12)          --
   2008        13.29        0.22         (4.94)        (4.72)       (0.20)         (0.40)          (0.60)          --
   2007(1)     10.00        0.06          3.23          3.29           --             --              --           --

(1) Commenced operations on March 30, 2007. All ratios are annualized. Total return and portfolio turnover rate are for the period indicated and have not been annualized.

+    Per share amounts calculated using average shares method.

Amounts designated as "--" are $0 or are rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       18 CAUSEWAY EMERGING MARKETS FUND

                                                      Ratio of
                                                      Expenses          Ratio
                                                     to Average        of Net
 Net Asset               Net Assets     Ratio of         Net         Investment
Value, End                 End of     Expenses to      Assets          Income       Portfolio
 of Period     Total       Period     Average Net    (Excluding      to Average      Turnover
    ($)      Return(%)     ($000)      Assets (%)   Waivers) (%)   Net Assets (%)    Rate(%)
----------   ---------   ----------   -----------   ------------   --------------   ---------


    9.15       18.25       29,754         1.35           1.88           2.46            92
    7.96      (37.10)      28,851         1.35           1.56           2.69           100
   13.26       32.60       22,376         1.35           3.24           1.44            77

    9.21       18.15        4,038         1.45           1.98           2.61            92
    7.97      (37.22)       3,325         1.60           1.82           1.79           100
   13.29       32.90        4,517         1.58           3.16           1.02            77

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                       CAUSEWAY EMERGING MARKETS FUND 19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Causeway Emerging Markets Fund (the "Fund") is a series of Causeway Capital Management Trust (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The Trust has two additional series, the financial statements of which are presented separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market ("NASDAQ")) or Over-the-Counter ("OTC") for which market quotations are available are valued at the last reported sale price ("regular way") as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not "readily available" are valued in accordance with fair value pricing procedures approved by the Fund's Board of Trustees (the "Board"). The Fund's fair value pricing procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price.


                       20 CAUSEWAY EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at September 30, 2009:

Investments in             Level 1   Level 2+   Level 3    Total
Securities                  (000)      (000)     (000)     (000)
--------------             -------   --------   -------   -------
   Common Stock
      Brazil               $ 4,453    $    --     $--     $ 4,453
      China                  2,545      3,811      --       6,356
      Hungary                   --        294      --         294
      India                    225      2,374      --       2,599
      Indonesia                 --        825      --         825
      Israel                 1,092        224      --       1,316
      Malaysia                  --        638      --         638
      Mexico                 1,468         --      --       1,468
      Poland                    --        677      --         677
      Russia                   404      1,387      --       1,791
      Singapore                 --        141      --         141
      South Africa              --      1,662      --       1,662
      South Korea              422      4,193      --       4,615
      Taiwan                 1,055      3,285      --       4,340
      Thailand                  --        366      --         366
      Turkey                    --        454      --         454
                           -------    -------     ---     -------
   Total Common Stock      $11,664    $20,331      --     $31,995
   Preferred Stock
      Brazil               $ 1,222        $--     $--     $ 1,222
      South Korea               --        408      --         408
                           -------    -------     ---     -------
   Total Preferred Stock   $ 1,222    $   408     $--     $ 1,630
Total Investments
   in Securities           $12,886    $20,739      --     $33,625
                           =======    =======     ===     =======

+ Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading.


                       CAUSEWAY EMERGING MARKETS FUND 21

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                       Investments
                                                      in Securities
                                                          (000)
                                                      -------------
Beginning balance as of October 1, 2008                   $  --
   Accrued discounts/premiums                                --
   Realized gain/(loss)                                      --
   Change in unrealized appreciation/(depreciation)          --
   Net purchases/sales                                       --
   Net transfer in Level 3                                  195
   Net transfer out of Level 3                             (195)
                                                          -----
Ending balance as of September 30, 2009                   $  --
                                                          =====

For the year ended September 30, 2009, there have been no significant changes to the Fund's fair value methodologies.

FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Fund did not incur any significant interest or penalties.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.


                       22 CAUSEWAY EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

FOREIGN CURRENCY EXCHANGE CONTRACTS - When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms.

EXPENSE/CLASSES - Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

REDEMPTION FEE - Through November 2008, the Fund imposed a redemption fee of 2% on the original value of capital shares redeemed by shareholders less than 90 days after purchase. Effective December 1, 2008, the redemption fee period was reduced to 60 days. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund's redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. For the year ended September 30, 2009, the Institutional Class and Investor Class received $4,812 and $492 in redemption fees, respectively.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICE AND DISTRIBUTION AGREEMENTS

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Causeway Capital Management LLC (the "Adviser"). Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund's average daily net assets. The Adviser contractually agreed through September 30, 2009 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% and 1.60% of Institutional Class and Investor Class average daily net assets, respectively. For the year ended September 30, 2009, the Adviser waived $137,761.

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an Administration Agreement. Under the terms of the Administration Agreement, the


                       CAUSEWAY EMERGING MARKETS FUND 23

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows:
0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion;
0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for the first portfolio plus $80,000 for each additional portfolio plus $20,000 for each additional share class (over two) in each portfolio.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the year ended September 30, 2009, the Investor Class paid 0.10% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator, Distributor or Adviser. They receive no fees for serving as officers of the Trust.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the year ended September 30, 2009, for the Fund were as follows:

Purchases    Sales
  (000)      (000)
---------   -------
 $24,195    $27,057

5. RISKS OF FOREIGN INVESTING

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund's securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund's securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6. FEDERAL TAX INFORMATION

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is


                       24 CAUSEWAY EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended September 30, 2009, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $66,114.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions and reclassifications of realized gains from passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2009 (000):

 Undistributed    Accumulated
Net Investment   Net Realized
    Income           Gain
--------------   ------------
     $(97)            $97

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2009, and September 30, 2008 were as follows (000):

       Ordinary     Long-Term
        Income    Capital Gain    Total
       --------   ------------   ------
2009    $  591         $--       $  591
2008     1,329          --        1,329

As of September 30, 2009, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income   $    767
Capital Loss Carryforwards        (2,906)
Unrealized Appreciation              562
Post-October Losses              (10,115)
Post-October Currency Losses         (97)
Other Temporary Differences           (3)
                                --------
Total Accumulated Losses        $(11,792)
                                ========

Post-October Losses and Post-October Currency Losses represent losses realized on securities and currency transactions from November 1, 2008 through September 30, 2009 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards represent realized losses that the Fund may carryforward for a maximum period of eight years and apply against future net realized gains. The capital loss carryforwards in the table above will expire September 30, 2017.


                       CAUSEWAY EMERGING MARKETS FUND 25

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

At September 30, 2009, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

                                           Net
 Federal   Appreciated   Depreciated    Unrealized
Tax Cost    Securities    Securities   Appreciation
--------   -----------   -----------   ------------
 $33,012      $4,936       $(4,323)        $613

7. CAPITAL SHARES ISSUED AND REDEEMED (000)

                                                         Year Ended         Year Ended
                                                    September 30, 2009   September 30, 2008
                                                    ------------------   ------------------
                                                     SHARES     VALUE    SHARES     VALUE
                                                    -------   --------   ------   ---------
INSTITUTIONAL CLASS:
Shares Sold                                             767    $ 4,634    1,911    $23,873
Shares Issued in Reinvestment of
   Dividends and Distributions                          102        537       76        976
Shares Redeemed                                      (1,242)    (7,927)     (49)      (641)
                                                     ------    -------    -----    -------
Decrease in Shares Outstanding Derived
   from Institutional Class Transactions               (373)    (2,756)   1,938     24,208
                                                     ------    -------    -----    -------
INVESTOR CLASS:
Shares Sold                                             360      2,331      400      5,301
Shares Issued in Reinvestment of
   Dividends and Distributions                            9         45       24        306
Shares Redeemed                                        (348)    (2,533)    (347)    (3,950)
                                                     ------    -------    -----    -------
Increase (Decrease) in Shares Outstanding Derived
   from Investor Class Transactions                      21       (157)      77      1,657
                                                     ------    -------    -----    -------
Decrease in Shares Outstanding from
   Capital Share Transactions                          (352)   $(2,913)   2,015    $25,865
                                                     ======    =======    =====    =======

8. RECENT ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board ("FASB") has issued FASB ASC 105 (formerly FASB Statement No. 168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

The Trust has implemented the Codification as of September 30, 2009.


                       26 CAUSEWAY EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities during the year ended September 30, 2009, which require qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. The adoption of the additional disclosure requirements did not have any impact on the Fund's financial statements.

9. SIGNIFICANT SHAREHOLDER CONCENTRATION

As of September 30, 2009, one of the Fund's shareholders owned 56% of net assets.

10. SUBSEQUENT EVENTS

As of November 25, 2009, the date the financial statements were available to be issued, no subsequent events or transactions have occurred that would have materially impacted the financial statements as presented.


                       CAUSEWAY EMERGING MARKETS FUND 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Causeway Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway Emerging Markets Fund (the "Fund") at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 25, 2009


                       28 CAUSEWAY EMERGING MARKETS FUND

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2010. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2009, the Fund is designating the following items with regard to distributions paid during the year:

     (A)             (B)                                               (E)
  Long Term        Ordinary          (C)             (D)           Dividends (1)
Capital Gains       Income       Tax Exempt         Total         for Corporate
Distributions   Distributions   Distributions   Distributions   Dividends Received
 (Tax Basis)     (Tax Basis)     (Tax Basis)     (Tax Basis)         Deduction
-------------   -------------   -------------   -------------   ------------------
    0.00%          100.00%          0.00%          100.00%             0.00%

                                            (I)
      (F)                                Qualified
   Qualified        (G)        (H)      Short-Term
Dividend Income   Foreign   Interest      Capital
 (15% Tax Rate      Tax      Related       Gain
   for QDI)        Credit   Dividends   Dividends
---------------   -------   ---------   ----------
     40.82%        13.77%     0.34%        0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2009, amounted to $94,387 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 - Dividend for the year ending December 31, 2009. In addition, for the fiscal year ended September 30, 2009, gross income derived from sources within foreign countries amounted to $601,987 for the Fund.

(1) Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund's total distribution excluding pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of "Qualified Dividend Income" as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the Fund's intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is based on a percentage of ordinary income distributions of the Fund.

Item (H) is the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (I) is the amount of "Qualified Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.


                        CAUSEWAY EMERGING MARKETS FUND 29

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

                                     TERM OF                                              NUMBER OF
                                      OFFICE                                             PORTFOLIOS
                                       AND                    PRINCIPAL                    IN TRUST           OTHER
      NAME          POSITION(S)     LENGTH OF               OCCUPATION(S)                  COMPLEX        DIRECTORSHIPS
    ADDRESS,       HELD WITH THE       TIME                  DURING PAST                 OVERSEEN BY         HELD BY
     AGE(1)           COMPANY       SERVED(2)                 FIVE YEARS               BOARD MEMBER(3)   BOARD MEMBER(4)
----------------   -------------   -----------   -----------------------------------   ---------------   ---------------
INDEPENDENT
BOARD MEMBERS(5)

John A. G. Gavin   Trustee;          Trustee     Chairman, Gamma Holdings                     3          Director, TCW
Age: 78            Chairman        since 9/01;   (international consulting and                           Funds, Inc. and
                   of the            Chairman    investment holding company) (since                      TCW Strategic
                   Board           since 10/04   1968); Senior Counselor, Hicks                          Income Fund,
                                                 TransAmerica Partners (private                          Inc.; Trustee,
                                                 equity investment firm) (since                          Hotchkis and
                                                 2001).                                                  Wiley Funds

John R. Graham     Trustee         Since 10/08   Film Composer (since 2005); Senior           3          none
Age: 48                                          Vic President, Corporate Financial
                                                 Development and Communications, The
                                                 Walt Disney Company (2004-2005);
                                                 Senior Vice President, Mergers and
                                                 Acquisitions, Lehman Brothers Inc.
                                                 (2000-2004).

Lawry J. Meister   Trustee         Since 10/08   President, Steaven Jones                     3          none
Age: 47                                          Development Company, Inc. (real
                                                 estate firm) (since 1995).

Eric H. Sussman    Trustee;          Trustee     Tenured Lecturer, Anderson Graduate          3          Trustee,
Age: 43            Chairman        since 9/01;   School of Management, University of                     Presidio Funds
                   of the            Chairman    California, Los Angeles (since
                   Audit           since 10/04   1995); President, Amber Capital,
                   Committee                     Inc. (real estate investment and
                                                 financial planning firm) (since
                                                 1993).

INTERESTED
BOARD MEMBERS

Mark D. Cone       Trustee         Since 10/08   Executive Vice President and Chief           3          none
Age: 41                                          Marketing Officer of the Adviser
                                                 (since 2001).


                         30 CAUSEWAY EMERGING MARKETS FUND

TRUSTEES AND OFFICERS INFORMATION (Unaudited)
(CONTINUED)

                                            TERM OF                                              NUMBER OF
                                             OFFICE                                             PORTFOLIOS
                                              AND                    PRINCIPAL                    IN TRUST           OTHER
         NAME             POSITION(S)      LENGTH OF               OCCUPATION(S)                  COMPLEX        DIRECTORSHIPS
       ADDRESS,          HELD WITH THE        TIME                  DURING PAST                 OVERSEEN BY         HELD BY
        AGE(1)              COMPANY        SERVED(2)                 FIVE YEARS               BOARD MEMBER(3)   BOARD MEMBER(4)
----------------------   --------------   -----------   -----------------------------------   ---------------   ---------------
OFFICERS

Turner Swan              President and    Since 8/01    General Counsel, Secretary, and              N/A              N/A
11111 Santa              Secretary                      Member of the Adviser (since 2001).
Monica Blvd.,
15th Floor
Los Angeles, CA
90025
Age: 47

Gracie V. Fermelia       Chief             CCO since    Chief Compliance Officer of the              N/A              N/A
11111 Santa              Compliance       7/05; Asst.   Adviser (since July 2005); Chief
Monica Blvd.,            Officer and      Sect. since   Operating Officer and Member of the
15th Floor               Assistant           8/01       Adviser (since 2001).
Los Angeles, CA          Secretary
90025
Age: 48

Michael Lawson(6)        Treasurer        Since 7/05    Director of the Administrator's              N/A              N/A
One Freedom                                             Fund Accounting department (since
Valley Drive                                            July 2005); Manager in the
Oaks, PA 19456                                          Administrator's Fund Accounting
Age: 48                                                 department (November 1998 to July
                                                        2005).

Joseph M. Gallo(6)       Vice President   Since 7/08    Corporate Counsel of the                     N/A              N/A
One Freedom              and Assistant                  Administrator (since 2007);
Valley Drive             Secretary                      Associate Counsel, ICMA Retirement
Oaks, PA 19456                                          Corporation (2004-2007); Federal
Age: 36                                                 Investigator, U.S. Department of
                                                        Labor (2002-2004).

Carolyn F. Mead(6)       Vice President   Since 7/08    Corporate Counsel of the Administrator       N/A              N/A
One Freedom              and Assistant                  (since 2007); Associate Counsel,
Valley Drive             Secretary                      Stradley, Ronan, Stevens & Young LLP
Oaks, PA 19456                                          (2004-2007); Counsel, ING Variable
Age: 53                                                 Annuities (1999-2002).


                          CAUSEWAY EMERGING MARKETS FUND 31

TRUSTEES AND OFFICERS INFORMATION (Unaudited)
(CONCLUDED)

                                            TERM OF                                              NUMBER OF
                                             OFFICE                                             PORTFOLIOS
                                              AND                    PRINCIPAL                    IN TRUST           OTHER
         NAME             POSITION(S)      LENGTH OF               OCCUPATION(S)                  COMPLEX        DIRECTORSHIPS
       ADDRESS,          HELD WITH THE        TIME                  DURING PAST                 OVERSEEN BY         HELD BY
        AGE(1)              COMPANY        SERVED(2)                 FIVE YEARS               BOARD MEMBER(3)   BOARD MEMBER(4)
----------------------   --------------   -----------   -----------------------------------   ---------------   ---------------
Bernadette Sparling(6)   Vice President   Since 7/08    Corporate Counsel of the                     N/A              N/A
One Freedom              and Assistant                  Administrator (since 2005);
Valley Drive             Secretary                      Associate Counsel, Blank Rome LLP
Oaks, PA 19456                                          (2001-2005).
Age: 32

----------

(1) Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

(2) Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust's Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust's Bylaws.

(3) The "Trust Complex" consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2009, the Trust Complex consisted of one investment company with three portfolios -- the International Value Fund, the Emerging Markets Fund, and the Global Value Fund.

(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

(5) On October 10, 2008, the Trust held a Special Meeting of Shareholders to consider a proposal to elect three additional trustees to the Trust's Board of Trustees. The three nominees, Lawry J. Meister, John R. Graham and Mark
     D. Cone, were elected to the Board by a plurality of votes of shareholders of the entire Trust. As a result of the vote, the Trust's Board is currently comprised of five trustees. Messrs. Gavin, Sussman and Graham and Ms. Meister are considered Independent Board Members. Mr. Cone is considered an Interested Board Member because he is an officer of the Adviser.

(6) These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.


                          32 CAUSEWAY EMERGING MARKETS FUND

DISCLOSURE OF FUND EXPENSES (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund's comparative cost by comparing the hypothetical result for the Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT the Fund's actual return -- the account values shown may not apply to your specific investment.


                       CAUSEWAY EMERGING MARKETS FUND 33

DISCLOSURE OF FUND EXPENSES (unaudited)
(CONCLUDED)


                                 BEGINNING     ENDING                  EXPENSES
                                  ACCOUNT     ACCOUNT    ANNUALIZED      PAID
                                  VALUE        VALUE      EXPENSE       DURING
                                  4/1/09      9/30/09      RATIOS       PERIOD*
                                 ---------   ---------   ----------   ----------
CAUSEWAY EMERGING MARKETS FUND
ACTUAL FUND RETURN
Institutional Class              $1,000.00   $1,694.40     1.35%        $9.12
HYPOTHETICAL 5% RETURN
Institutional Class              $1,000.00   $1,018.30     1.35%        $6.83
CAUSEWAY EMERGING MARKETS FUND
ACTUAL FUND RETURN
Investor Class                   $1,000.00   $1,693.00     1.37%        $9.25
HYPOTHETICAL 5% RETURN
Investor Class                   $1,000.00   $1,018.20     1.37%        $6.93

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


                       34 CAUSEWAY EMERGING MARKETS FUND

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires the Board of Trustees (the "Board") of Causeway Capital Management Trust (the "Trust") annually to approve the continuance of the investment advisory agreement (the "Advisory Agreement") between the Trust and Causeway Capital Management LLC (the "Adviser") with respect to Causeway Emerging Markets Fund (the "Fund"). The continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not "interested persons" of the Trust as defined in the 1940
Act). The Board was comprised of four independent Trustees and one interested Trustee when the continuation of the Advisory Agreement was considered.

INFORMATION RECEIVED. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser's services, including information concerning the Fund's performance. At least annually, the Board is provided with additional quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreement. The Board met on August 3, 2009, to consider whether to approve the continuance of the Advisory Agreement for an additional one-year period. In connection with the meeting, the Trustees received and reviewed extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the Trustees' behalf by their independent legal counsel.

FACTORS CONSIDERED. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services to be provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services to be rendered and the amounts to be paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services to be provided and estimated profits to be realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services to be provided by the Adviser, the Trustees considered, among other things, the Adviser's personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser's principal personnel who provided services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser's commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser's investment philosophy and processes and its compliance program, and considered the scope of the Adviser's services. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser have benefited and will continue to benefit the Fund and its shareholders.


                        CAUSEWAY EMERGING MARKETS FUND 35

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund's Institutional and Investor share classes for the quarter-to-date, year-to-date, one-year, and since inception (3/30/07) periods ended June 30, 2009, compared to the MSCI Emerging Markets Index (the "Index") and the mutual funds included in the Morningstar U.S. Open End Diversified Emerging Markets funds category of funds. The Trustees noted that the Fund's performance for the current year and the period since its inception had been satisfactory, although its performance for interim periods had been below the Index and the average of the funds in the Morningstar category, and they concluded that the Adviser's record in managing the Fund indicates that its continued management will benefit the Fund and its shareholders.

Third, the Trustees compared the Fund's advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund's advisory fee was below the average and median advisory fees charged by funds in the Morningstar U.S. Open End Diversified Emerging Markets funds category, and its expense ratios, after application of the Adviser's expense limit agreement, were well below the average and median of the funds in that Morningstar category. The Trustees noted that the Adviser did not currently manage assets of other clients pursuant to its emerging markets equity strategy, but compared the Fund's advisory fee with the standard advisory fee charged by the Adviser to separate account and group trust clients in the emerging markets equity strategy. The Trustees noted that, although the separate account fee is somewhat lower than the fee paid by the Fund, the differences appropriately reflected the Adviser's significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund's disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, regulatory examinations and legal and compliance matters, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors). The Trustees concluded that the Fund's advisory fee and expense ratio were reasonable and appropriate under the circumstances

Fourth, the Trustees considered the estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser's estimated after tax profit margin with respect to such services and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They noted that, due to the expense limit agreement, the Adviser experienced significant losses managing the Fund in the past year, and that the Adviser's sponsorship of the Fund, at least in the Fund's early years, could involve significant further expenses to the Adviser.


                        36 CAUSEWAY EMERGING MARKETS FUND

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (concluded)

Fifth, regarding economies of scale, the Trustees observed that, although the Fund's advisory fee schedule did not contain fee breakpoints, it was difficult to determine the existence or extent of any economies of scale. They noted that the Adviser was sharing economies of scale through the expense limit agreement, which it had consistently maintained, requiring significant fee waivers and reimbursements, and by devoting additional resources to technology in order to focus on continued performance and service to the Fund's shareholders, and that the overall level of the advisory fees paid by the Fund was reasonable. They also noted that the Adviser, at least in the Fund's early years, would incur significant losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser was sharing any economies of scale with the Fund appropriately pending the Fund's future potential asset growth.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund - often called "fall-out" benefits - the Trustees observed that the Adviser does not earn common "fall-out" benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, "contingent deferred sales commissions" or "float" benefits on short-term cash. The Trustees concluded that the primary "fall-out" benefit received by the Adviser was research services provided by brokers used by the Fund and that this benefit was reasonable in relation to the value of the services that the Adviser provides to the Fund.

APPROVAL. At the August 3, 2009 meeting, the Trustees discussed the information and factors noted above and considered the approval of the Advisory Agreement with representatives of the Adviser. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund's advisory fees are reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees approved the renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2009.


                        CAUSEWAY EMERGING MARKETS FUND 37

                                     NOTES

                             (CAUSEWAY FUNDS LOGO)

                                 ANNUAL REPORT

                                    CAUSEWAY
                                    EMERGING
                                  MARKETS FUND

                               SEPTEMBER 30, 2009

INVESTMENT ADVISER:

Causeway Capital Management LLC
11111 Santa Monica Boulevard
15th Floor
Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission's website at http://www.sec.gov.

                                                                 CCM-AR-002-0300

                         CAUSEWAY EMERGING MARKETS FUND

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2009, there were no material changes or waivers to the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Eric Sussman. Mr. Sussman is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate fees billed to the registrant for professional services rendered by the registrant's principal accountant for the fiscal years ended September 30, 2009 and 2008 were as follows:

                             2009       2008
                           --------   --------
(a)   Audit Fees           $105,700   $116,700
(b)   Audit-Related Fees       None       None
(c)   Tax Fees(1)          $ 22,200   $ 22,200
(d)   All Other Fees           None       None


Note:

(1) Tax fees include amounts related to tax return and excise tax calculation reviews.

(e)(1) The registrant's audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant's financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant's investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2009, the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and the registrant's investment adviser were $22,200 and $209,114, respectively. For the fiscal year ended September 30, 2008, the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and the registrant's investment adviser were $22,200 and $209,751, respectively.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant's investment adviser by the registrant's principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant's procedures by which shareholders may recommend nominees to the registrant's board of trustees are as follows: The board of trustees of the registrant has a nominating committee comprised of all of the trustees who are not interested persons of the registrant as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "Independent Trustees"). The purpose of the nominating committee is to nominate persons to serve as Independent Trustees, as needed. According to the registrant's bylaws, any shareholder of the registrant may submit names of individuals to be considered by the nominating committee or the board of trustees, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (ii) that the nominating committee or the board of trustees, as applicable, shall make the final determination of persons to be nominated. There have been no material changes to these procedures since the registrant's last filing on Form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Causeway Capital Management Trust


By (Signature and Title)*               /s/ Turner Swan
                                        -----------------------------------
                                        Turner Swan, President

Date: December 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Turner Swan
                                        -----------------------------------
                                        Turner Swan, President

Date: December 1, 2009


By (Signature and Title)*               /s/ Michael Lawson
                                        -----------------------------------
                                        Michael Lawson, Treasurer

Date: December 1, 2009

* Print the name and title of each signing officer under his or her signature.